[LOGO OMITTED]
DEUTSCHE ASSET MANAGEMENT

[ART OMITTED]
                                                           Mutual Fund
                                                              Semi-Annual Report
                                                                  April 30, 2001

                                                            Class I and Class II

International Equity Fund Institutional

                                                             [LOGO OMITTED]
                                                             A Member of the
                                                             DEUTSCHE BANK GROUP

International Equity Fund Institutional
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ....................................  3

              INTERNATIONAL EQUITY FUND INSTITUTIONAL
                 Statement of Assets and Liabilities .................... 10
                 Statement of Operations ................................ 11
                 Statements of Changes in Net Assets .................... 12
                 Financial Highlights ................................... 13
                 Notes to Financial Statements .......................... 15

              INTERNATIONAL EQUITY PORTFOLIO
                 Schedule of Portfolio Investments ...................... 17
                 Statement of Assets and Liabilities .................... 20
                 Statement of Operations ................................ 21
                 Statements of Changes in Net Assets .................... 22
                 Financial Highlights ................................... 23
                 Notes to Financial Statements .......................... 24

                            -----------------------
                The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                            -----------------------

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                                        2
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International Equity Fund Institutional
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LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for the period ended April 30, 2001 for the International Equity Fund Institutional (the `Fund'). It provides a review of the markets, the Portfolio (The Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
The downward pressure on world equity markets that began in March 2000 continued through most of the semi-annual period as concerns over the outlook for corporate profitability dominated.
o Following a series of interest rate increases in 2000 by the US, European and Japanese central banks, the US Federal Reserve Board began to lower interest rates in early 2001, as data began to indicate a slowing US economy. The Federal Reserve Board's actions were quickly followed in kind by most central banks, with the notable exception of the European Central Bank.
o The NASDAQ Composite Index fell during the semi-annual period, as corporate profit warnings were rampant and investors believed that valuations remained stretched within the high growth Information Technology and Telecommunications sectors. The collapse of the Internet bubble in the US markets led to a significant decline in Technology, Media and Telecommunications (TMT) stocks internationally. Investors sought more traditionally value-oriented, defensive companies with stable earnings and cash flow.
o As the new year opened, Europe appeared to be isolated from the US economic slowdown, as secular change there underpinned modest regional growth. However, headline inflation remained above the European Central Bank's target, which led it to maintain interest rates despite pressure from corporations to spur incrementally higher economic growth.
o Until March 2001, the Japanese equity market was on a steadfast downward trend in US dollar terms. This trend was supported by a weakening yen, a sluggish economy and political uncertainty. At that point, the reinstatement of Japan's zero interest rate policy and the election of Prime Minister Koizumi led to increased investor optimism.

TEN LARGEST STOCK HOLDINGS
As of April 30, 2001
(percentages are based on total net assets of total investments in the Portfolio)

   Total Fina ELF SA ........................... 2.06%
   ENI SPA ..................................... 2.03
   Sony Corp. .................................. 1.98
   Elan Corp. PLC ADR .......................... 1.84
   Glaxosmithkline PLC ......................... 1.82
   CRH PLC ..................................... 1.81
   Telecom Italia SPA .......................... 1.76
   Koninklijke Ahold NV ........................ 1.70
   Reckitt Benckiser PLC ....................... 1.70
   PSA Peugeot Citroen ......................... 1.63

o After performing poorly in 2000, emerging markets outperformed the MSCI EAFE Index for the first four months of 2001. The emerging markets benefited most from improving liquidity conditions on the back of the Federal Reserve Board's easing monetary policy.

EUROPE
Europe overall returned -7.0% in US dollar terms, outperforming the MSCI EAFE Index's return of -8.1%, for the six months ended April 30, 2001. The UK and continental Europe returned -6.3% and -7.1% in US dollar terms, respectively.
o Europe was largely able to avoid the impact of the slowdown in the US economy. Consumer confidence remained fairly robust supported by personal income tax rate reductions and continued reductions in unemployment.
o The European Central Bank's mandate of maintaining inflation within a predetermined range prevented them from following the US lead in cutting interest rates.
o Still, slowing GDP, a weak euro and corporate profitability concerns led to further deterioration in some of the highly valued growth names, particularly in the TMT sectors.

Equity market results across the region were spotty over the six months, with the smaller economies of Portugal and Spain posting better returns than core markets such as Germany.
o Ireland was also one of the better performing equity markets during the semi-annual period, with returns in positive territory. Pharmaceutical companies such as Elan and Financial companies such as Bank of

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International Equity Fund Institutional
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LETTER TO SHAREHOLDERS

  Ireland had resilient profit growth and seemingly more sustainable prospects.
o While the UK's returns were in negative territory for the semi-annual period, the market performed comparatively well due to the dominance of more defensive sectors. Nevertheless, the Telecommunication Services sector dragged down returns, and Information Technology companies such as Logica and Energis fell on profitability concerns.
o Sweden and Finland were two of the worst performing markets within Europe, falling 24.69% and 16.35%, respectively. These equity markets were weighed down primarily by their concentration of Telecommunications companies. Bellwethers Ericsson and Nokia both suffered due to declining demand for mobile phones and concerns regarding a delay in the deployment of next generation equipment.

ASIA
For most of the semi-annual period, Japan remained mired in declining economic activity, an uncertain political environment and persistent deflation. For the six months ended April 30, 2001, Japan returned -12.1% in US dollar terms.
o The ongoing weakness of the Japanese financial system was a key concern. The banks remained burdened by a significant amount of loan losses, exacerbated by each downturn in economic activity. As the financial system is weakly capitalized, the banks' only choice was to reinvest any profit in loan loss provisions.
o Despite this major concern, the resignation of Prime Minister Mori and the election of Koizumi as Prime Minister late in the period led to increased optimism that the Japanese economy may be on the cusp of change. Koizumi ran on promises of reform and stabilization of the yen.
o Such optimism was encouraged by the Bank of Japan's return on February 28th to a zero interest rate policy, which had been prematurely abandoned in folly in August 2000.

Asia ex-Japan contracted 8.3% in US dollar terms during the six-month period ended April 30, 2001.
o The region suffered primarily from the US economic slowdown, particularly as it impacted exports, and from the strong US dollar.
o Asian equity markets also tended to be hurt by exposure to collapsing TMT stocks.
o Still, certain of the emerging Asian markets performed well, especially Korea, which rose 5.46% in US dollar terms during the semi-annual period. The increase in semiconductor prices in combination with attractive valuations and lower component costs were big boosts to Korea's Semiconductor sector.

OTHER MARKETS
Emerging markets fell 7.4% in US dollar terms, outperforming the MSCI EAFE Index for the six months ended April 30, 2001.

As liquidity returned to the marketplace, Latin American markets overall performed strongly, with both Mexico and Venezuela benefiting from higher oil prices.
o Mexico's equity market, in particular, remained remarkably resilient to a slowing US economy. In addition to increased revenues from the Oil sector, higher international market confidence was bolstered by the efforts of new president Vicente Fox and by a strong peso.
o Brazil benefited initially from falling interest rates. However, market concerns over the trade balance and the ability of Argentina to service its debt led to pressure on Brazil's currency, the real. The response to such currency pressure was Brazil's central bank raising interest rates.

Emerging Europe, off 17.4% in US dollar terms for the first half of the fiscal year, proved to be less resilient.
o Turkey was the worst performer in the region, as its inflation rates soared to unprecedented levels after its currency devaluation.
o Poland was one of the better performers, supported by improving economic conditions and decreasing unemployment.
o In Russia, strong oil revenues drove returns for several companies, including Lukoil.

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International Equity Fund Institutional
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LETTER TO SHAREHOLDERS

INVESTMENT REVIEW
The Fund underperformed its benchmark index, the Morgan Stanley Capital International (`MSCI') EAFE Index, for the six months ended April 30, 2001. Many of the stocks in the Portfolio were subject to substantial volatility in the international equity markets. As investors sought stability, growth-oriented stocks struggled, and stocks with more defensive characteristics outperformed.
o We maintained our preference for continental Europe with an overweighting, as tax and structural reforms continued to underpin growth there.
o The Fund remained underweight in the United Kingdom. However, as valuations fell to more attractive levels over the period, we began to selectively increase the Fund's weighting in the UK.
o The Fund continued to be underweight in Japan, as its economic problems remained a cause for serious concern.
o We maintained the Fund's exposure to Canada, with a concentration in its Financials sector.
o Early in 2001, we increased the Fund's weightings in the emerging markets, specifically adding to positions in Taiwan, Mexico, Russia, Hungary and Poland.

For most of the semi-annual period, we maintained the Fund's overweighting in the Financials sector, with a preference for banks over insurers.
o We reduced the Fund's position in insurers, as valuations in the insurance industry began to appear stretched. We took profits in several stocks, including Italy's Riunione Adriatrica di Sicurta and Assicurazioni Generali.
o We increased the Fund's positions in several retail banks, including Italy's Intesabci and Spain's Banco Popular Espanol and Banco Bilbao Vizcaya.
o Toward the end of the period, we somewhat reduced the Fund's weighting in the Financials sector.

                                                                      CUMULATIVE                  AVERAGE ANNUAL
                                                                   TOTAL RETURNS                   TOTAL RETURNS
   Periods Ended                         6 Months   1 Year    3 Years      Since   1 Year   3 Years        Since
   April 30, 2001                                                      Inception                       Inception
-----------------------------------------------------------------------------------------------------------------
 International Equity Fund 1
   Institutional
   (inception 4/1/97)
   Class I                                 (9.85)%  (21.27)%   (4.70)%    34.27%   (21.27)%  (1.59)%       7.49%
   Class II                               (10.02)%  (21.48)%   (5.03)%    34.57%   (21.48)%  (1.71)%       7.55%
----------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index 2                         (8.11)%  (16.39)%    4.27%     24.65%4  (16.39)%   1.40%        5.54%4
 Lipper International
   Equity Funds Average 3                  (9.48)%  (18.18)%    5.47%     27.14%4  (18.18)%   1.56%        5.76%4

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Funds' fees and expenses had not been waived.
2 The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Since Inception benchmark returns are for the periods beginning March 31, 1997.

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                                        5
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International Equity Fund Institutional
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LETTER TO SHAREHOLDERS

The Fund remained underweight in the volatile Information Technology and Telecommunication Services sectors, although we still sought to take advantage of pockets of attractive opportunities.
o Within Information Technology, semiconductors saw a recovery from their trough valuation levels. While the demand outlook remained a concern, production efficiencies protected profitability through the down cycle.
o On the other hand, we saw little value in software and communications equipment stocks and stayed significantly underweight in these sub-sectors.
o After a period of sustained poor performance, telecommunication services stocks benefited from a sector rotation and rallied in January 2001, as surprise interest rate cuts led to the belief that a return to higher growth sectors was imminent. While the Telecommunication Services sector underperformed in February and March, certain stocks rebounded again during April.
o As telecommunication services stocks valuations appeared to reach attractive levels, we made additions to the sector toward the end of the period. The Fund established positions in Portugal Telecom and Orange, and we continued to hold positions in Vodafone Group, Telecom Italia and Telefonica.
o Within the Asian emerging markets, lower capital expenditures and unattractive valuations led us to reduce the Fund's exposure to the Telecommunications industry. However, we increased positions in semiconductor stocks such as Samsung Electronics and United Microelectronics Corp., which appeared to benefit from the additional liquidity the US interest rate cuts provided to the emerging markets overall.

Declining interest rates and attractive valuations led us to increase the Fund's weightings in the Media sector.
o The Fund established a position in Vivendi Universal, a leader in the Media sector with attractive prospects and limited exposure to declining advertising revenues.
o We sold the Fund's position in News Corp on concerns that earnings may disappoint.

We maintained the Fund's overweighting in the Energy sector.
o The Fund's position in Total Fina Elf was reduced after a period of strong performance, but it remained a core holding, as cost savings from a three-way merger continued to come through.
o BP Amoco was another core holding, with significant exposure to the strongly performing natural gas market.
o We increased the Fund's position in ENI. The Italian oil and gas company continued to deliver strong earnings growth.
o As oil and gas prices are expected to remain high throughout the summer in the US as demand continues to outstrip supply, the Fund established positions in stocks such as Canada's Talisman Energy Inc. Talisman is an oil and gas producer with drilling activity around the world.

We modestly increased the Fund's exposure to defensive growth stocks.
o The Fund maintained its position in Pharmaceutical company Elan Corp. and Consumer Staples company Ahold, as increased profitability in both companies as well as stable growth expectations kept both stocks attractive.
o Toward the end of the period, declining interest rates and attractive valuations led us to increase the Fund's weightings in Autos through PSA Peugeot Citroen and BMW and Retailing through Fast Retailing and Pinault-Printemps-Redoute.

MANAGER OUTLOOK
In our view, clear signs of an economic slowdown are evident across the globe. Leading indicators, notably those compiled by the Organization for Economic Cooperation and Development (OECD), and corporate earnings revision data remain firmly in negative territory. The key issue to monitor is when the inevitable recovery will occur. We believe that global GDP growth is likely to remain sluggish through much of 2001, but that leading indicators may begin to turn up over the next few months and signal a recovery for 2002. Not only do the dynamics of the leading indicators themselves support this view but so, too, do the forces that led to the downturn in the first place--namely, higher interest rates and energy prices, both of which have gone into reverse.

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                                        6
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International Equity Fund Institutional
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LETTER TO SHAREHOLDERS


COUNTRY ALLOCATION
As of April 30, 2001
(percentages are based on market value of total investments in the Portfolio)

   United Kingdom ............................  16.06%
   France ....................................  14.68
   Japan .....................................  10.81
   Italy .....................................   9.64
   Netherlands ...............................   8.62
   Germany ...................................   8.29
   Ireland ...................................   5.55
   Canada ....................................   5.53
   Spain .....................................   4.77
   Other 1 ...................................  16.05
                                               ------
                                               100.00%
                                               ======

--------------------------------------------------------------------------------
1 Includes countries with weightings of less than 2%.

In Europe, there is mounting evidence that the impact of the US and global economic slowdown is now being felt in its industrial production and external trade balance.
o Euroland has been well shielded by a number of factors, such as the weak euro, fiscal stimulus and lower exposure to equity volatility. However, further deceleration during the second calendar quarter is expected before global monetary easing and inventory adjustments permit some recovery in the third quarter. Tax reductions and abating inflation are also expected to help boost corporate profitability during the second half of 2001.
o Fortunately, central bankers in Europe still have considerable reserves of ammunition to re-stimulate demand going forward, especially if the economy slows more than expected and inflation moves below 2% in 2002. In fact, the European Central Bank made its first interest rate cut in May 2001.

The situation in Japan remains a concern for many fundamental reasons.
o We are skeptical that Koizumi, the new Prime Minister, can deliver on his reform program.
o Japan recently revised its March quarter GDP estimates to a 2.4% decline.
o Our outlook for the Japanese Financial sector remains especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings. (Cross shareholding is a traditional practice under which companies hold each other's shares through a subsidiary, affiliated company and/or business partner.)

Our outlook for Asia ex-Japan and the emerging markets is mixed.
o We believe Hong Kong is the prime beneficiary of lower US interest rates, but Australia and Singapore are close to fair value.
o Equities in the emerging markets, on the other hand, continue to look inexpensive. We anticipate that these markets may continue to benefit from synchronized global monetary easing and expectations of an economic recovery next year.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your ongoing support of the International Equity Fund Institutional and look forward to continuing to serve your investment needs in the years ahead.

[/S/ SIGNATURES]
Michael Levy, Robert Reiner and Julie Wang
Portfolio Managers of the
INTERNATIONAL EQUITY PORTFOLIO
April 30, 2001

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                                        7
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International Equity Fund Institutional
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PERFORMANCE COMPARISON

INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS I,
MSCI EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $5,000,000 INVESTMENT (SINCE APRIL 1, 1997)1

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

             International                            Lipper
              Equity Fund                         International
             Institutional         MSCI EAFE      Equity Funds
                Class I              INDEX          Average

  04/01/97     5,000,000           5,000,000       5,000,000
  04/30/97     5,160,000           5,026,500       5,014,235
  05/31/97     5,420,000           5,353,725       5,311,985
  06/30/97     5,830,000           5,648,715       5,559,555
  07/31/97     6,035,000           5,740,225       5,718,960
  08/31/97     5,680,000           5,311,430       5,307,935
  09/30/97     6,120,000           5,608,870       5,641,225
  10/31/97     5,680,000           5,177,548       5,215,500
  11/30/97     5,675,000           5,124,737       5,172,875
  12/31/97     5,725,000           5,169,322       5,218,665
  01/31/98     6,305,000           5,752,597       5,700,685
  03/31/98     6,850,000           5,929,777       6,000,200
  04/30/98     7,045,000           5,976,622       6,084,670
  05/31/98     7,105,000           5,947,337       6,093,325
  06/30/98     7,095,000           5,992,537       6,047,555
  07/31/98     7,285,000           6,053,061       6,141,460
  08/31/98     6,230,000           5,303,087       5,262,410
  09/30/98     5,945,000           5,140,282       5,068,185
  10/31/98     6,330,000           5,675,899       5,442,580
  11/30/98     6,690,000           5,966,506       5,725,345
  12/31/98     6,979,500           6,201,586       5,903,555
  01/31/99     7,024,500           6,182,981       5,958,520
  02/28/99     6,687,500           6,035,826       5,795,560
  03/31/99     6,672,000           6,287,520       5,992,730
  04/30/99     6,904,000           6,542,165       6,264,085
  05/31/99     6,622,000           6,205,243       6,000,150
  06/30/99     6,959,000           6,447,248       6,312,240
  07/31/99     7,110,000           6,638,731       6,532,090
  08/31/99     7,045,000           6,663,294       6,541,715
  09/30/99     7,014,500           6,730,594       6,567,380
  10/31/99     7,342,000           6,982,991       6,823,265
  11/30/99     8,021,500           7,225,301       7,365,530
  12/31/99     9,278,500           7,874,133       8,280,950
  01/31/00     8,870,500           7,374,125       7,815,250
  02/29/00     9,702,000           7,572,489       8,345,325
  03/31/00     9,324,000           7,866,302       8,356,175
  04/30/00     8,527,500           7,452,534       7,803,295
  05/31/00     8,301,000           7,270,692       7,538,970
  06/30/00     8,642,500           7,554,976       7,877,590
  07/31/00     8,378,000           7,238,423       7,596,695
  08/31/00     8,558,000           7,301,397       7,719,620
  09/30/00     7,923,000           6,945,819       7,271,515
  10/31/00     7,447,000           6,781,898       6,995,370
  11/30/00     7,119,500           6,528,500       6,696,500
  12/31/00     7,453,000           6,760,500       6,942,000
   1/31/01     7,426,500           6,763,000       6,962,000
   2/28/01     6,910,500           6,257,000       6,446,000
   3/31/01     6,463,500           5,832,000       5,963,000
   4/30/01     6,713,500           6,232,500       6,357,000

                                                    AVERAGE ANNUAL TOTAL RETURNS
  Periods Ended                                    1 Year     3 Years      Since
  April 30, 2001                                                        4/1/97 1

International Equity Fund Institutional Class I   (21.27)%     (1.59)%     7.49%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. Performance figures for the classes differ because each class maintains a distinct expense structure.
The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East.
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning March 31, 1997.

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                                        8
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International Equity Fund Institutional
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS II,
MSCI EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE APRIL 1, 1997)1

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

             International                              Lipper
              Equity Fund                           International
             Institutional        MSCI EAFE         Equity Funds
                Class II            INDEX             Average
04/01/97        250000             250000             250000
04/30/97        258000             251325             250712
05/31/97        271000             267686             265599
06/30/97        291500             282436             277978
07/31/97        301750             287011             285948
08/31/97        284250             265571             265397
09/30/97        306250             280443             282061
10/31/97        284000             258877             260775
11/30/97        284000             256237             258644
12/31/97        286500             258466             260933
01/31/98        296000             270278             267307
02/28/98        315500             287630             285034
03/31/98        343000             296489             300010
04/30/98        354250             298831             304234
05/31/98        356000             297367             304666
06/30/98        355500             299627             302378
07/31/98        365250             302653             307073
08/31/98        314750             265154             263121
09/30/98        300250             257014             253409
10/31/98        319500             283795             272129
11/30/98        337750             298325             286267
12/31/98        352100             310079             295178
01/31/99        354375             309149             297926
02/28/99        337225             301791             289778
03/31/99        336475             314376             299637
04/30/99        348325             327108             313204
05/31/99        333700             310262             300008
06/30/99        350600             322362             315612
07/31/99        358150             331937             326605
08/31/99        354875             333165             327086
09/30/99        353375             336530             328369
10/31/99        369750             349150             341163
11/30/99        403525             361265             368277
12/31/99        466800             393707             414048
01/31/00        445875             368706             390763
02/29/00        487725             378624             417266
03/31/00        468575             393315             417809
04/30/00        428475             372627             390165
05/31/00        416875             363535             376949
06/30/00        433950             377749             393880
07/31/00        420975             361921             379835
08/31/00        429725             365070             385981
09/30/00        397700             347291             363576
10/31/00        373875             339095             349769
11/30/00        357225             326425             334825
12/31/00        373925             338025             347100
1/31/01         372325             338150             348100
2/28/01         346525             312850             322300
3/31/01         323925             291600             298150
4/30/01         336425             311625             317850

                                                    AVERAGE ANNUAL TOTAL RETURNS
Periods Ended                                      1 Year     3 Years      Since
April 30, 2001                                                          4/1/97 1

International Equity Fund Institutional Class II  (21.48)%     (1.71)%     7.55%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. Performance figures for the classes differ because each class maintains a distinct expense structure.
The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning March 31, 1997.

--------------------------------------------------------------------------------

International Equity Fund Institutional
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                  APRIL 30, 2001

ASSETS
   Investment in International Equity Portfolio, at value .....   $ 724,040,756
   Receivable for capital shares sold .........................         495,918
   Prepaid expenses and other .................................         165,157
                                                                  -------------
Total assets ..................................................     724,701,831
                                                                  -------------
LIABILITIES
   Payable for capital shares redeemed ........................       3,611,206
   Due to Advisor .............................................         192,794
   Accrued expenses and other .................................          62,416
                                                                  -------------
Total liabilities .............................................       3,866,416
                                                                  -------------
NET ASSETS ....................................................   $ 720,835,415
                                                                  =============
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................   $ 747,862,714
   Undistributed net investment income ........................         784,450
   Accumulated net realized loss from investment
     and foreign currency transactions ........................     (74,364,914)
   Net unrealized appreciation on investments and
     foreign currencies .......................................      46,553,165
                                                                  -------------
NET ASSETS ....................................................   $ 720,835,415
                                                                  =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class I 1                                                      $       12.62
                                                                  =============
   Class II 2                                                     $       12.65
                                                                  =============

--------------------------------------------------------------------------------
1 Net asset value, redemption price and offering price per share (based on net assets of $527,668,397 and 41,806,274 shares outstanding at April 30, 2001 and
  0.001 par value, unlimited number of shares authorized).
2 Net asset value, redemption price and offering price per share (based on net assets of $193,167,018 and 15,264,780 shares outstanding at April 30, 2001 and
  0.001 par value, unlimited number of shares authorized).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund Institutional
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                        FOR THE SIX MONTHS ENDED
                                                                  APRIL 30, 2001

INVESTMENT INCOME
   Income allocated from International Equity
        Portfolio, net .................................  $  2,760,488
                                                          ------------
EXPENSES
   Administration and services fees:
     Class I ...........................................     1,123,696
     Class II ..........................................       846,109
   Printing and shareholder reports ....................        34,333
   Registration fees ...................................        29,496
   Professional fees ...................................        17,142
   Trustees fees .......................................         4,044
   Miscellaneous .......................................         3,259
                                                          ------------
Total expenses .........................................     2,058,079
Less: fee waivers and/or expense reimbursements
   Class I .............................................      (483,071)
   Class II ............................................      (208,382)
                                                          ------------
Net expenses ...........................................     1,366,626
                                                          ------------
NET INVESTMENT INCOME ..................................     1,393,862
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
   FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) from:
     Investment transactions ...........................   (62,848,310)
     Option transactions ...............................   (13,307,622)
     Foreign currency transactions .....................    (1,130,942)
     Foreign futures transactions ......................      (194,093)
     Forward foreign currency transactions .............     3,116,053
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................   (10,509,689)
                                                          ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
   FOREIGN CURRENCIES ..................................   (84,874,603)
                                                          ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .............  $(83,480,741)
                                                          ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund Institutional
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
                                                          APRIL 30, 2001 1  OCTOBER 31, 2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ................................  $     1,393,862   $     5,422,290
   Net realized gain (loss) from investment
     and foreign currency transactions ..................      (74,364,914)      137,365,294
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .................      (10,509,689)      (84,700,282)
                                                           ---------------   ---------------
Net increase (decrease) in net assets from operations ...      (83,480,741)       58,087,302
                                                           ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income:
     Class I ............................................       (3,424,904)         (949,070)
     Class II ...........................................       (1,171,872)         (116,492)
   Net realized gain:
     Class I ............................................               --       (55,906,771)
     Class II ...........................................               --       (11,295,086)
                                                           ---------------   ---------------
Total distributions .....................................       (4,596,776)      (68,267,419)
                                                           ---------------   ---------------
CAPITAL SHARE TRANSACTIONS
   Net decrease resulting from Class I Shares ...........      (17,096,968)     (328,966,137)
   Net increase (decrease) resulting from Class II Shares      (14,508,109)       97,992,864
                                                           ---------------   ---------------
   Net decrease in net assets from
     capital share transactions .........................      (31,605,077)     (230,973,273)
                                                           ---------------   ---------------
TOTAL DECREASE IN NET ASSETS ............................     (119,682,594)     (241,153,390)
NET ASSETS
   Beginning of period ..................................      840,518,009     1,081,671,399
                                                           ---------------   ---------------
   End of period (including undistributed
     net investment income of $784,450 and
     $3,987,364, respectively) ..........................  $   720,835,415   $   840,518,009
                                                           ===============   ===============

--------------------------------------------------------------------------------
1 Unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Fund Institutional
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

   CLASS I SHARES                                                   FOR THE                                   FOR THE
                                        FOR THE       FOR THE        PERIOD                                    PERIOD
                                     SIX MONTHS          YEAR  OCT. 1, 1999                  FOR THE  APRIL 1, 1997 3
                                          ENDED         ENDED       THROUGH              YEARS ENDED          THROUGH
                                      APRIL 30,      OCT. 31,       OCT. 31,           SEPTEMBER 30,        SEPT. 30,
                                         2001 1          2000        1999 2         1999        1998             1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................  $14.09        $14.58        $13.94       $11.89      $12.24           $10.00
                                         ------        ------        ------       ------      ------           ------
INCOME FROMINVESTMENT
   OPERATIONS
   Net investment (expenses in
     excess of) income ................    0.03          0.09         (0.01)        0.09        0.10              0.004
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ...........   (1.42)         0.24          0.65         2.06       (0.45)            2.24
                                         ------        ------        ------       ------      ------           ------
Total from investment
   operations .........................   (1.39)         0.33          0.64         2.15       (0.35)            2.24
                                         ------        ------        ------       ------      ------           ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............   (0.08)        (0.02)           --        (0.10)         --               --
   Net realized gains .................      --         (0.80)           --           --          --               --
                                         ------        ------        ------       ------      ------           ------
TOTAL DISTRIBUTIONS ...................   (0.08)        (0.82)           --        (0.10)         --               --
                                         ------        ------        ------       ------      ------           ------
NET ASSET VALUE,
   END OF PERIOD ......................  $12.62        $14.09        $14.58       $13.94      $11.89           $12.24
                                         ======        ======        ======       ======      ======           ======
TOTAL INVESTMENT RETURN ...............   (9.85)%        1.43%         4.67%       17.99%      (2.86)%          22.40%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ...................$527,668      $605,587      $922,089     $883,855    $556,180          $42,566
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income ..........    0.45%5        0.39%        (0.38)%5      0.77%       1.40%            0.20%5
     Expenses after waivers
        and/or reimbursements,
        including expenses of
        the International
        Equity Portfolio ..............    0.95%5        0.95%         0.95%5       0.95%       0.95%            0.95%5
     Expenses before waivers
        and/or reimbursements,
        including expenses of
        the International
        Equity Portfolio ..............    1.24%5        1.25%         1.23%5       1.20%       1.27%            1.62%5

--------------------------------------------------------------------------------
1 Unaudited.
2 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
3 Commencement of operations.
4 Less than $.01.
5 Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Fund Institutional
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

   CLASS II SHARES                                                  FOR THE                                   FOR THE
                                        FOR THE       FOR THE        PERIOD                                    PERIOD
                                     SIX MONTHS          YEAR  OCT. 1, 1999                  FOR THE  APRIL 1, 1997 3
                                          ENDED         ENDED       THROUGH              YEARS ENDED          THROUGH
                                      APRIL 30,      OCT. 31,       OCT. 31,           SEPTEMBER 30,        SEPT. 30,
                                         2001 1          2000        1999 2         1999        1998             1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................  $14.13        $14.67        $14.02       $12.01      $12.25           $10.00
                                         ------        ------        ------       ------      ------           ------
INCOME FROMINVESTMENT
   OPERATIONS
   Net investment (expenses in
     excess of) income ................    0.01          0.09         (0.05)        0.02        0.14             0.04
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ...........   (1.42)         0.18          0.70         2.10       (0.38)            2.21
                                         ------        ------        ------       ------      ------           ------
Total from investment
   operations .........................   (1.41)         0.27          0.65         2.12       (0.24)            2.25
                                         ------        ------        ------       ------      ------           ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............   (0.07)        (0.01)           --        (0.11)         --               --
   Net realized gains .................      --         (0.80)           --           --          --               --
                                         ------        ------        ------       ------      ------           ------
TOTAL DISTRIBUTIONS ...................   (0.07)        (0.81)           --        (0.11)         --               --
                                         ------        ------        ------       ------      ------           ------
NET ASSET VALUE,
   END OF PERIOD ......................  $12.65        $14.13        $14.67       $14.02      $12.01           $12.25
                                         ======        ======        ======       ======      ======           ======
TOTAL INVESTMENT RETURN ...............  (10.02)%        1.12%         4.64%       17.69%      (1.96)%          22.50%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ...................$193,167      $234,931      $159,582     $148,803      $8,733           $8,211
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income ..........    0.10%4        0.65%      (0.68)%4       0.61%       1.89%            0.85%4
     Expenses after waivers
        and/or reimbursements,
        including expenses of
        the International
        Equity Portfolio ..............    1.25%4        1.25%       1.25%4        1.25%       0.75%            0.80%4
     Expenses before waivers
        and/or reimbursements,
        including expenses of
        the International
        Equity Portfolio ..............    1.54%4        1.45%       1.56%4        1.56%       1.11%            1.44%4

--------------------------------------------------------------------------------
1 Unaudited.
2 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
3 Commencement of operations.
4 Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Fund Institutional
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Institutional Funds (the `Trust') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as an open-end management investment company. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts. International Equity Fund Institutional (the `Fund') is one of the Funds offered to investors by the Trust.

The Fund offers two classes of shares to investors: Class I and Class II shares (the `Classes'). The Class I and Class II shares began operations and offering shares of beneficial interest on April 1, 1997. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

The Fund seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio (the `Portfolio'). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At April 30, 2001, the Fund's investment was approximately 33% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination. Net investment income is allocated daily to each class of shares based upon its relative proportion of net assets.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

F. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or the Fund are allocated among the funds in the Trust or the classes in the Fund, respectively.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company (`Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust
--------------------------------------------------------------------------------

International Equity Fund Institutional
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

provides administrative, custody and shareholder services to the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., also an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .40% and .70% of average daily net assets for Class I and Class II, respectively.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of each Class of Shares, through February 28, 2002 to the extent necessary to limit all expenses as follows: Class I shares to 0.25% of the average daily net assets of the Class, excluding expenses of the Portfolio and .95% of the average daily net assets of the Class, including expenses of the Portfolio; Class II shares to .55% of the average daily net assets of the Class, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Class, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

NOTE 3--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

As of April 30, 2001, there was one shareholder who individually held 20% of the outstanding shares of the International Equity Fund Institutional.

NOTE 4--CAPITAL SHARE TRANSACTIONS
At April 30, 2001, there were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

                                                              Class I Shares
                 -----------------------------------------------------------
                   For the Six Months Ended               For the Year Ended
                           April 30, 2001 1                 October 31, 2000
                ---------------------------   ------------------------------
                     Shares          Amount         Shares            Amount
                -----------   -------------   ------------   ---------------
Sold             31,946,628   $ 422,479,228     95,873,038   $ 1,634,085,112
Reinvested               --              --      3,422,556        55,419,216
Redeemed        (33,133,837)   (439,576,196)  (119,531,658)   (2,018,470,465)
                -----------   -------------   ------------   ---------------
Net decrease     (1,187,209)  $ (17,096,968)   (20,236,064)  $  (328,966,137)
                ===========   =============   ============   ===============

                                                             Class II Shares
                 -----------------------------------------------------------
                   For the Six Months Ended               For the Year Ended
                           April 30, 2001 1                 October 31, 2000
                ---------------------------   ------------------------------
                     Shares          Amount         Shares            Amount
                -----------   -------------   ------------   ---------------
Sold             15,446,531   $ 210,444,656     11,319,015      $189,452,310
Reinvested               --              --        667,039        10,844,884
Redeemed        (16,805,685)   (224,952,765)    (6,242,977)     (102,304,330)
                -----------   -------------   ------------   ---------------
Net increase
  (decrease)     (1,359,154)  $ (14,508,109)     5,743,077     $  97,992,864
                ===========   =============   ============   ===============

--------------------------------------------------------------------------------
1 Unaudited.

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2001 (Unaudited)

     SHARES     SECURITY                                 VALUE
--------------------------------------------------------------------------------
                INVESTMENTS IN UNAFFILIATED ISSUERS
                COMMON STOCKS--93.25%
                AUSTRALIA--0.99%
    2,167,256   Australia & New Zealand Banking
                 Group Ltd. (Financials) ........$  15,507,912
    9,585,955   M.I.M. Holdings Ltd. (Materials)     6,364,785
                                                 -------------
                                                    21,872,697
                                                 -------------
                BELGIUM--1.26%
    1,047,582   Interbrew (Consumer Staples) ....   27,861,952
                                                 -------------
                BRAZIL--0.77%
1,023,531,762   Banco Bradesco SA (Financials) ..    5,837,259
      133,084   Embraer Aircraft Corp ADR
                 (Industrials) ..................    5,963,494
      295,944   Tele Norte Leste Participacoes
                 ADR 1 (Telecommunication
                 Services) ......................    5,173,101
                                                 -------------
                                                    16,973,854
                                                 -------------
                CANADA--5.16%
      699,891   Bank of Montreal (Financials) ...   16,034,158
    1,832,788   Bombardier Inc. `B'
                 (Industrials) ..................   26,421,596
      384,838   Canada Imperial Bank of Commerce
                 (Financials) ...................   12,485,795
      622,436   Manulife Financial Corp.
                 (Financials) ...................   15,685,672
      583,137   Royal Bank of Canada
                 (Financials) ...................   16,300,723
      801,136   Sun Life Financial Services
                 (Financials) ...................   15,642,299
      280,900   Talisman Energy Inc.1
                 (Energy) .......................   11,444,562
                                                 -------------
                                                   114,014,805
                                                 -------------
                DENMARK--0.71%
      413,970   Novo-Nordisk A/S-B
                 (Health Care) ..................   15,736,022
                                                 -------------
                FINLAND--0.54%
      162,050   Nokia Oyj
                 (Information Technology) .......    5,358,708
      598,240   Sonera Group Oyj
                 (Telecommunication Services) ...    6,613,695
                                                 -------------
                                                    11,972,403
                                                 -------------
                FRANCE--13.69%
      411,992   Aventis SA 1 (Health Care) ......   31,886,385
      365,613   Lafarge SA 1 (Materials) ........   35,103,655
    1,086,200   Orange SA 1
                 (Telecommunication Services) ...   11,440,065
      115,835   Pechiney SA--Class A 1
                 (Materials) ....................    6,089,712
       62,500   Pinault-Printemps-Redoute 1,2
                 (Consumer Discretionary) .......   10,754,935

     SHARES     SECURITY                                 VALUE
--------------------------------------------------------------------------------
      126,386   PSA Peugeot Citroen 1
                 (Consumer Discretionary) ....... $ 36,068,012
      289,748   Schneider Electric SA 1
                 (Industrials) ..................   19,766,570
      490,886   Societe Generale--A 1,2
                 (Financials) ...................   31,638,604
      180,416   Suez 1 (Utilities) ..............   26,647,244
      305,028   Total Fina ELF SA 1 (Energy) ....   45,430,890
      857,662   Usinor SA 1,2 (Materials) .......   11,200,081
      187,861   Vinci SA 1 (Industrials) ........   10,992,154
      370,285   Vivendi Universal 1
                 (Consumer Discretionary) .......   25,621,897
                                                 -------------
                                                   302,640,204
                                                 -------------
                GERMANY--7.72%
      506,110   Bayer AG 2 (Materials) ..........   21,223,075
      335,811   Bayerische Motoren Werke AG 1
                 (Consumer Discretionary) .......   11,193,993
      602,201   Deutsche Post AG 1
                 (Industrials) ..................   10,202,449
      508,598   Dresdner Bank AG 1,2
                 (Financials) ...................   23,153,537
      655,505   E.ON AG 1,2 (Utilities) .........   32,921,391
      588,919   Infineon Technologies AG 2
                 (Information Technology) .......   25,583,143
       99,189   Muenchener Rueckversicherungs-
                 Gesellschaft AG 1,2 (Financials)   28,095,491
       56,090   Porsche AG
                 (Consumer Discretionary) .......   18,349,070
                                                 -------------
                                                   170,722,149
                                                 -------------
                HONG KONG--1.75%
      226,600   China Mobile Ltd.1
                 (Telecommunication Services) ...    1,101,186
      405,900   China Unicom ADR 1
                 (Telecommunication Services) ...    5,865,255
    9,389,500   Cnooc Ltd.1 (Energy) ............    9,089,731
   15,440,900   Legend Holdings Ltd.2
                 (Information Technology) .......   12,275,125
    1,113,000   Sun Hung Kai Properties 2
                 (Financials) ...................   10,346,532
                                                 -------------
                                                    38,677,829
                                                 -------------
                HUNGARY--0.51%
      238,647   Otp Bank 1 (Financials) .........   11,241,062
                                                 -------------
                INDIA--0.00%
           50   NIIT Ltd.
                 (Information Technology) .......          405
                                                 -------------
                IRELAND--5.18%
    3,512,100   Bank of Ireland (Financials) ....   33,658,505
    2,379,977   CRH PLC (Materials) .............   40,047,114
      812,813   Elan Corp. PLC ADR 1,2
                 (Health Care) ..................   40,762,572
                                                 -------------
                                                   114,468,191
                                                 -------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2001 (Unaudited)

     SHARES   SECURITY                                 VALUE
--------------------------------------------------------------------------------
             ITALY--8.99%
    687,679   Assicurazioni Generali 1,2
               (Financials) ...................$  22,191,640
  5,776,500   Intesabci SPA 2 (Financials) ....   21,662,441
  3,091,450   Enel SPA 1 (Utilities) ..........   10,085,845
  6,546,269   ENI SPA 1 (Energy) ..............   44,803,651
  1,885,571   Riunione Adriatica di Sicurta
               SPA 1,2 (Financials) ...........   24,823,991
  1,904,811   Saipem 1 (Energy) ...............   12,496,427
  3,503,060   Telecom Italia SPA 1
               (Telecommunication Services) ...   38,913,554
  5,053,328   Unicredito Italiano SPA 1,2
               (Financials) ...................   23,833,695
                                               -------------
                                                 198,811,244
                                               -------------
              JAPAN--10.08%
    364,600   Capcom Co. Ltd.2
               (Information Technology) .......   11,333,338
    358,000   Chugai Pharmaceutical Co. Ltd.
               (Health Care) ..................    5,317,764
    225,000   Eisai Co. Ltd. (Health Care) ....    5,773,667
    156,800   Fast Retailing Co. Ltd.2
               (Consumer Discretionary) .......   33,851,586
    236,200   Konami Corp.
               (Information Technology) .......   11,338,211
     95,400   Nintendo Corp.Ltd.
               (Consumer Discretionary) .......   15,367,789
  4,711,000   Nissan Motor Co. Ltd.
               (Comsumer Discretionary) .......   32,300,293
      1,726   NTT Docomo, Inc.1
               (Telecommunication Services) ...   35,488,239
    584,400   Sony Corp.
               (Consumer Discretionary) .......   43,711,139
    409,900   Takeda Chemical Industries
               (Health Care) ..................   19,775,803
    310,000   Yamanouchi Pharmaceutical
               Co. Ltd.2 (Health Care) ........    8,582,182
                                               -------------
                                                 222,840,011
                                               -------------
              MEXICO--1.12%
    349,722   Cemex SA ADR 1,2 (Materials) ....    8,103,059
  5,849,824   Grupo Financiero Banamex
               (Financials) ...................   10,916,612
    151,000   Grupo Televisa SA ADR 1
               (Consumer Discretionary) .......    5,742,530
                                               -------------
                                                  24,762,201
                                               -------------
              NETHERLANDS--8.04%
  2,145,346   Buhrmann NV 2 (Industrials) .....   35,547,487
    644,622   Fortis (NL) NV 1 (Financials) ...   16,721,749
    755,072   Hagemeyer NV 2 (Industrials) ....   15,095,141
    501,499   ING Groep NV 2 (Financials) .....   34,221,088
  1,213,061   Koninklijke Ahold NV 1,2
               (Consumer Staples) .............   37,640,288

     SHARES   SECURITY                                 VALUE
--------------------------------------------------------------------------------
    814,758   Phillips Electronics NV 2
               (Consumer Discretionary) .......$  23,916,084
    622,431   TNT Post Group NV 2
               (Industrials) ..................   14,650,687
                                               -------------
                                                 177,792,524
                                               -------------
              NORWAY--0.23%
  1,163,370   Den Norske Bank 1,2 (Financials)     5,106,139
                                               -------------
              POLAND--0.94%
    506,204   Bank Pekao Sa-144a ADR 1,2,3
               (Financials) ...................    8,605,468
  2,296,532   Telekomunikacja Polska ADR
               Rule 144a 1,2,3
               (Telecommunication Services) ...   12,240,516
                                               -------------
                                                  20,845,984
                                               -------------
              PORTUGAL--0.80%
  1,811,084   Portugal Telecom SGPS SA 1
               (Telecommunication Services) ...   17,565,405
                                               -------------
              RUSSIA--0.28%
    149,978   Lukoil Holdings ADR 1 (Energy) ..    6,239,085
                                               -------------
              SOUTH KOREA--1.44%
    476,120   Kookmin Bank (Financials) .......    5,639,688
    120,330   Samsung Electronics
               (Information Technology) .......   20,922,978
    125,740   Samsung SDI Co. Ltd.
               (Information Technology) .......    5,222,457
                                               -------------
                                                  31,785,123
                                               -------------
              SPAIN--4.45%
  1,583,783   Banco Bilbao Vizcaya Argenta
               (Financials) ...................   22,493,676
    656,440   Banco Popular Espanol
               (Financials) ...................   23,418,295
  2,027,081   Iberdrola SA 2 (Utilities) ......   29,885,850
  1,337,935   Telefonica SA 1
               (Telecommunication Services) ...   22,631,620
                                               -------------
                                                  98,429,441
                                               -------------
              SWEDEN--1.11%
    468,600   Pharmacia Corp. (Health Care) ...   24,489,036
                                               -------------
              SWITZERLAND--1.58%
     16,890   Nestle SA 2 (Consumer Staples) ..   34,971,081
                                               -------------
              TAIWAN--0.93%
    590,200   Sunplus Technology ADR 144a 3
               (Information Technology) .......    5,809,929
  9,246,600   United Microelectronics Corp.1
               (Information Technology) .......   14,749,143
                                               -------------
                                                  20,559,072
                                               -------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2001 (Unaudited)

     SHARES   SECURITY                                 VALUE
--------------------------------------------------------------------------------
              UNITED KINGDOM--14.98%
  5,542,047   BAE Systems PLC (Industrials) . $   26,366,140
    960,091   Barclays PLC (Financials) .....     30,894,883
    533,916   BP Amoco PLC ADR (Energy) .....     28,874,177
    922,957   Celltech Group PLC 1
               (Health Care) ................     15,913,042
  1,084,858   Diageo PLC (Consumer Staples) .     11,370,125
  1,560,003   Dixons Group PLC
               (Consumer Discretionary) .....      5,457,440
  1,521,315   Glaxosmithkline PLC 1
               (Health Care) ................     40,291,206
  2,565,700   International Power PLC 1
               (Utilities) ..................     11,022,335
  1,010,610   Powergen PLC (Utilities) ......     10,331,670
  2,756,805   Reckitt & Benckiser PLC
               (Consumer Staples) ...........     37,492,368
  1,398,622   Royal Bank of Scotland Group
               (Financials) .................     32,338,987
  1,234,710   Scottish & Southern Energy
               (Utilities) ..................     10,564,546
  3,403,562   Shell Transport & Trading Co. PLC
               (Energy)                           28,415,757
    354,900   Tyco International Ltd.
               (Industrials) ................     18,941,013
  7,477,456   Vodafone Group PLC
               (Telecommunications Services)      22,735,133
                                               -------------
                                                 331,008,822
                                               -------------
TOTAL COMMON STOCKS
   (Cost $1,940,536,874) ....................  2,061,386,741
                                               -------------
              OPTIONS--1.03%
 65,750,000   Japan Currency Option
               (Strike Price of 117.79 and
               Expiration 1/02) .............      3,105,373
      7,358   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               128.59 and Expiration 9/01) ..     11,239,274
    417,384   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               139.94 and Expiration 11/01) .      3,358,802
    629,234   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               140.22 and Expiration 11/01) .      4,992,836
                                               -------------
TOTAL OPTIONS
   (Cost $14,271,100) .......................     22,696,285
                                               -------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $1,954,807,974) ....................  2,084,083,026
                                               -------------

     SHARES   SECURITY                                 VALUE
--------------------------------------------------------------------------------
              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES
              MUTUAL FUND--4.11%
  90,952,483  Cash Management Fund
               Institutional ................ $   90,952,483
                                              --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
   (Cost $90,952,483) .......................     90,952,483
                                              --------------
TOTAL INVESTMENTS
   (Cost $2,045,760,457) ...........  98.39%  $2,175,035,509

OTHER ASSETS IN EXCESS
   OF LIABILITIES ..................   1.61       35,679,258
                                     ------   --------------
NET ASSETS ......................... 100.00%  $2,210,714,767
                                     ======   ==============

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Securities on loan.
3 144A--Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. 144A securities comprised of 1.21% of the portfolio net assets.
Abbreviations
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt

 SECTOR DIVERSIFICATION
 As of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)

   Financials ...............................   25.15%
   Consumer Discretionary ...................   12.72
   Health Care ..............................   10.11
   Energy ...................................    9.06
   Industrials ..............................    8.92
   Telecommunications Services ..............    8.73
   Consumer Staples .........................    7.25
   Utilities ................................    6.38
   Materials ................................    6.22
   Information Technology ...................    5.46
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                  APRIL 30, 2001

ASSETS
   Investments in unaffiliated issuers, at value
      (cost $1,954,807,974) ..................................    $2,084,083,026
   Investments in affiliated investment companies,
      at value (cost $90,952,483) ............................        90,952,483
                                                                  --------------
Total investments, at value ..................................     2,175,035,509
   Cash 1 ....................................................        31,746,359
   Receivable for securities sold ............................        27,449,647
   Receivable for collateral under securities
     lending agreements ......................................       310,093,190
   Unrealized appreciation on forward foreign
     currency contracts ......................................           897,820
   Dividends and interest receivable .........................         5,873,397
   Receivable for foreign taxes withheld .....................         4,893,055
   Receivable for shares of beneficial interest
     subscribed ..............................................         3,430,939
   Variation margin receivable ...............................         1,939,653
   Prepaid expenses and other ................................            34,013
                                                                  --------------
Total assets .................................................     2,561,393,582
                                                                  --------------
LIABILITIES
   Payable for options sold (cost $2,317,688) ................         3,105,373
   Payable for securities purchased ..........................        36,090,146
   Payable for collateral under securities
     lending agreements ......................................       310,093,190
   Unrealized depreciation on forward foreign
     currency contracts ......................................            93,930
   Payable for shares of beneficial interest redeemed ........            24,095
   Due to Advisor ............................................         1,226,587
   Accrued expenses and other ................................            45,494
                                                                  --------------
Total liabilities ............................................       350,678,815
                                                                  --------------
NET ASSETS ...................................................    $2,210,714,767
                                                                  ==============
COMPOSITION OF NET ASSETS
   Paid-in capital ...........................................    $2,079,595,962
   Net unrealized appreciation on investments and
     foreign currencies ......................................       131,118,805
                                                                  --------------
NET ASSETS ...................................................    $2,210,714,767
                                                                  ==============

--------------------------------------------------------------------------------
1 Includes foreign cash of $30,410,755 with a cost of $30,477,440.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                        FOR THE SIX MONTHS ENDED
                                                                  APRIL 30, 2001

INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $1,473,999) ...   $  12,351,425
   Dividends from affiliated investment companies .............       4,506,743
   Securities lending income ..................................         546,214
                                                                  -------------
TOTAL INVESTMENT INCOME .......................................      17,404,382
                                                                  -------------
EXPENSES
   Advisory fees ..............................................       8,324,284
   Administration and services fees ...........................       1,920,989
   Professional fees ..........................................          24,852
   Trustees fees ..............................................           4,099
   Printing and shareholder reports ...........................             174
   Miscellaneous ..............................................         165,314
                                                                  -------------
Total expenses ................................................      10,439,712
Less: fee waivers and/or expense reimbursements ...............      (1,428,486)
                                                                  -------------
Net expenses ..................................................       9,011,226
                                                                  -------------
NET INVESTMENT INCOME .........................................       8,393,156
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) from:
     Investment transactions ..................................    (189,119,842)
     Option transactions ......................................     (43,017,610)
     Foreign futures transactions .............................        (584,536)
     Foreign currency transactions ............................      (3,768,643)
     Forward foreign currency transactions ....................      10,310,094
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .......................     (31,217,228)
                                                                  -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCIES .....................................    (257,397,765)
                                                                  -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................   $(249,004,609)
                                                                  =============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE SIX           FOR THE
                                                          MONTHS ENDED        YEAR ENDED
                                                      APRIL 30, 2001 1  OCTOBER 31, 2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ............................  $     8,393,156   $    26,547,219
   Net realized gain (loss) from investment
     and foreign currency transactions ..............     (226,180,537)      400,117,754
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies .............................      (31,217,228)     (327,798,168)
                                                       ---------------   ---------------
Net increase (decrease) in net assets from operations     (249,004,609)       98,866,805
                                                       ---------------   ---------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ...................    2,938,606,826     6,227,652,526
   Value of capital withdrawn .......................   (3,440,207,097)   (6,382,560,518)
                                                       ---------------   ---------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest .................     (501,600,271)     (154,907,992)
                                                       ---------------   ---------------
TOTAL DECREASE IN NET ASSETS ........................     (750,604,880)      (56,041,187)
NET ASSETS
   Beginning of period ..............................    2,961,319,647     3,017,360,834
                                                       ---------------   ---------------
   End of period ....................................  $ 2,210,714,767   $ 2,961,319,647
                                                       ===============   ===============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                   FOR THE       FOR THE
                                   FOR THE SIX        YEAR        PERIOD
                                  MONTHS ENDED       ENDED   OCT. 1, 1999                                FOR THE YEARS
                                     APRIL 30,    OCT. 31,    TO OCT. 31,                          ENDED SEPTEMBER 30,
                                        2001 1        2000         1999 2         1999        1998      1997      1996
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ................$2,210,715  $2,961,320     $3,017,361   $2,897,856  $1,832,252  $572,405  $164,813
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income .......      0.66%3      0.74%         (0.13)%3      1.00%       1.52%     1.35%     1.76%
     Expenses after waivers
        and/or reimbursements ......      0.70%3      0.70%          0.70%3       0.70%       0.66%     0.65%     0.65%
     Expenses before waivers
        and/or reimbursements ......      0.82%3      0.80%          0.83%3       0.80%       0.81%     0.82%     0.85%
   Portfolio turnover rate .........        77%        140%             5%         106%         65%       63%       68%

--------------------------------------------------------------------------------
1 Unaudited.
2 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The International Equity Portfolio (the `Portfolio') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as an open-end management investment company. The Portfolio was organized as an unincorporated trust under the laws of New York and began operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees to issue beneficial interests in the Portfolio.

B. VALUATION OF SECURITIES
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

E. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

F. OPTION CONTRACTS
Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

I. SECURITY LOANS
The Portfolio receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

J. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of 0.65% of the Portfolio's average daily net assets.

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company (`Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

The Portfolio may invest in Cash Management Fund Institutional (`Cash Management'), currently an open-end management investment company managed by Bankers Trust. After April 30, 2001, Cash Management will be managed by DeAM, Inc. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust or DeAM, Inc.

At April 30, 2001, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the six months ended April 30, 2001.

The Portfolio may use cash collateral from its securities lending transactions, described in Note 1.I. to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust and/or Deutsche Bank AG.

For the six months ended April 30, 2001, affiliates of Deutsche Bank AG received $62,305 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 2001, were $1,863,779,653 and $2,363,142,148, respectively.

For Federal income tax purposes, the tax basis of investments held at April 30, 2001, was $2,043,442,769. The aggregate gross unrealized appreciation for all investments at April 30, 2001, was $205,842,496 and the aggregate gross unrealized depreciation for all investments was $77,355,129.

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 4--FUTURES CONTRACTS
A summary of obligations under these financial instruments at April 30, 2001 is as follows:

Type of                                          Unrealized
Future    Expiration    Contracts   Position   Depreciation
------    ----------    ---------   --------   ------------
TSE Topix
  Index         June
  Futures       2001          225       Long     $2,524,190

At April 30, 2001, the Portfolio segregated securities with a value of approximately $24,970,654 to cover margin requirements on open futures contracts.

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
On April 30, 2001 the Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                      Contract        Depreciation
Contracts to Deliver                  In Exchange For      Settlement Date         Value (US$)               (US$)
-------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------
Canadian Dollar    11,725,000  US Dollar     $    7,580,166         5/1/01         $ 7,631,079           $ (50,913)
Canadian Dollar     8,505,000  US Dollar          5,532,787         5/2/01           5,535,380              (2,593)
Hong Kong Dollar   12,740,000  US Dollar          1,633,543         5/3/01           1,633,545                  (2)
Japanese Yen    3,450,657,000  US Dollar         28,084,947         5/1/01          27,932,624             152,323
Singapore Dollar   19,403,750  US Dollar         10,750,000        5/17/01          10,652,680              97,320
Euro               61,250,000  Japanese Yen   6,762,000,000         5/7/01          54,301,065             460,840
-------------------------------------------------------------------------------------------------------------------
                                                                                   Total Sales            $656,975
-------------------------------------------------------------------------------------------------------------------
Contracts to Receive
-------------------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------------------
Brazilian Real      3,212,088  US Dollar     $    1,467,846         5/3/01         $ 1,471,383             $ 3,537
British Pound       3,815,000  US Dollar          5,473,381         5/1/01           5,458,574             (14,806)
British Pound       6,800,000  US Dollar          9,730,800         5/2/01           9,729,569              (1,231)
Japanese Yen    3,450,657,000  US Dollar         27,750,000         5/1/01          27,932,624             182,624
Mexican Peso        9,175,000  US Dollar            990,821         5/2/01             991,997               1,176
Japanese Yen    6,762,000,000  Euro              61,250,000         5/7/01          54,737,519             (24,385)
-------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases            $146,915
-------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Appreciation            $803,890
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 6--CALL AND PUT OPTIONS
Call and Put Options written and related premiums received during the period were as follows:

                                                              Calls--Actual                           Puts--Actual
------------------------------------------------------------------------------------------------------------------
                                           Contracts              Premiums           Contracts           Premiums
------------------------------------------------------------------------------------------------------------------
Options outstanding, October 31, 2000      4,057,061            38,917,954             199,500          1,848,700
Options written                               62,162            20,610,556             736,000          8,062,825
Options closed                               (52,524)           (2,888,819)                 --                 --
Options expired                           (3,012,723)          (44,249,041)           (804,000)        (5,713,387)
Options exercised                                 --                    --                  --                 --
------------------------------------------------------------------------------------------------------------------
Options outstanding, April 30, 2001        1,053,976            12,390,650             131,500          4,198,138
------------------------------------------------------------------------------------------------------------------

NOTE 7--LENDING OF PORTFOLIO SECURITIES
The Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% of the current market value of the loaned securities for domestic and international securities, respectively.

At April 30, 2001

        Market Value     Market Value    % of Portfolio
of Loaned Securities    of Collateral           on Loan
--------------------    -------------    --------------
        $294,436,937     $310,093,190             14.03

NOTE 8--RISKS OF INVESTING IN FOREIGN SECURITIES
The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies and future adverse political and economic developments. Lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

NOTE 9--SUBSEQUENT EVENT
Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio pursuant to an Advisory Agreement. As of April 30, 2001, Deutsche Asset Management, Inc. (DeAM, Inc.) serves as investment advisor to the Portfolio.

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                    PO BOX 219210
                    KANSAS CITY, MO 64121-9210
or call toll-free:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


International Equity Fund Institutional                Class I CUSIP #055924856
                                                       Class II CUSIP #055924849
                                                       1699/1700SA (6/01)

Distributed by:
ICC Distributors, Inc.